UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2024

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Voting Common Shares, no par value per share	LGF.A	New York Stock Exchange
Class B Non-Voting Common Shares, no par value per share	LGF.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD.

On January 4, 2024, Lions Gate Entertainment Corp. held an investor presentation conference call in connection with a proposed business combination involving its studio business and Screaming Eagle Acquisition Corp. A transcript of the call, and an updated investor presentation referenced in the transcript and used during the call, are each being furnished with this Current Report on Form 8-K as Exhibit 99.1 and 99.2, respectively, each of which is incorporated by reference herein.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Transcript of investor presentation conference call, dated January 4, 2024

99.2	Investor Presentation, dated January 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

[End of Communication]

Additional Information and Where to Find It

In connection with the proposed transactions, SEAC II Corp. (“New SEAC”), a subsidiary of Screaming Eagle Acquisition Corp. (“SEAC”) intends to file with the SEC a registration statement on Form S-4, which will include a preliminary proxy statement of SEAC and a preliminary prospectus of New SEAC, and after the registration statement is declared effective, SEAC will mail the definitive proxy statement/prospectus relating to the proposed transactions to SEAC’s shareholders and public warrant holders as of the respective record dates to be established for voting at the SEAC shareholders meeting and the SEAC public warrant holders meeting. The registration statement, including the proxy statement/prospectus contained therein, will contain important information about the proposed transactions and the other matters to be voted upon at SEAC shareholders meeting and the SEAC public warrant holders meeting. This communication does not contain all the information that should be considered concerning the proposed transactions and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SEAC, New SEAC and Lionsgate may also file other documents with the SEC regarding the proposed transactions. SEAC’s shareholders, public warrant holders and other interested persons are advised to read, when available, the registration statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed transactions, as these materials will contain important information about SEAC, New SEAC, Lionsgate, the studio business and the proposed transactions. SEAC’s shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by SEAC, New SEAC and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

SEAC, New SEAC, Lionsgate, LG Orion Holdings Inc. (“StudioCo”) and their respective directors and officers may be deemed participants in the solicitation of proxies of SEAC shareholders and public warrant holders in connection with the proposed transactions. more detailed information regarding the directors and officers of SEAC, and a description of their interests in SEAC, is contained in SEAC’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SEAC’s shareholders and public warrant holders in connection with the proposed transactions and other matters to be voted upon at the SEAC shareholders meeting and the SEAC public warrant holders meeting will be set forth in the registration statement for the proposed transactions when available.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about SEAC or Lionsgate’s ability to effectuate the proposed transactions discussed in this document; the benefits of the proposed transactions; the future financial performance of the go-forward public company following the completion of the proposed transactions (“Pubco”) following the proposed transactions; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing SEAC, Lionsgate, StudioCo or New SEAC’s views as of any subsequent date, and none of SEAC, Lionsgate, StudioCo or New SEAC undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Lionsgate, StudioCo, New SEAC nor SEAC gives any assurance that any of New SEAC, StudioCo, Pubco or SEAC will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Pubco’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the proposed transactions by SEAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SEAC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed transactions; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Pubco, SEAC, Lionsgate, StudioCo or New SEAC or any investigation or inquiry following announcement of the proposed transactions, including in connection with the proposed transactions; (iv) the inability to complete the proposed transactions due to the failure to obtain approval of SEAC’s shareholders or public warrant holders; (v) Lionsgate’s and Pubco’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed transactions; (vi) the ability of the parties to obtain the listing of Pubco Common Shares on Nasdaq or another stock exchange upon the Closing; (vii) the risk that the proposed transactions disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the proposed transactions; (ix) unexpected costs related to the proposed transactions; (x) the amount of redemptions by SEAC’s public shareholders being greater than expected; (xi) the management and board composition of Pubco following completion of the proposed transactions; (xii) limited liquidity and trading of Pubco’s securities following completion of the proposed transactions; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions; (xiv) the possibility that Lionsgate, StudioCo, Pubco, New SEAC or SEAC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the proposed transactions is substantially delayed or does not occur; and (xviii) other risks and uncertainties indicated from time to time in the registration statement, including those under “Risk Factors” therein, and in the other filings of SEAC, Lionsgate, StudioCo, New SEAC and Pubco with the SEC.

No Offer or Solicitation

This communication relates to a proposed transaction between Lionsgate and SEAC. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer